Exhibit 99.2

D e p l o y . C o n n e c t . U n i f y . A new era of wireless broadband. Nasdaq: INSG Q3 2026 EARNINGS RESULTS | Nov 4, 2026

Inseego | Leading Global Wireless Edge Connectivity A focused, global wireless broadband company with deep carrier relationships and a long track record of innovation. We work with our partners to connect every customer, every location, and every use case including mobile users, residences, businesses, and IoT devices through a unified portfolio of 5G solutions and cloud services. Global scale Combined with Nokia’s global FWA business, we work with some of the largest carriers around the world, selling in America, AMEA, APAC and Oceania Expansive portfolio Broadest portfolio in the industry. We offer products for enterprises, in addition to residential FWA and mobile, united by cloud services Technology leadership Invented the MiFi category; first to commercialize mmWave; continuing that legacy of innovation in 6G and AI Device to cloud software Deep expertise in embedded software, cloud management, and subscriber lifecycle platforms helps carriers deploy, manage, and support connectivity at scale Headquartered in US, with operations around the world, Inseego is a unique combination of Western engineering while still maintaining local presence to serve unique needs of operators around the world. 2 Q3 2026 EARNINGS RESULTS

Q3 2026 EARNINGS RESULTS Inseego Today | A Broad Global Platform Current business priorities and expanded global platform with acquisition of Nokia FastMile FWA business Inseego North America Business Improving FWA and Mobile execution and aligning expenses with the revenue profile of the business FastMile Acquired FWA Business Acquisition of Nokia global FWA business completed Oct 1, 2026 expanding the Inseego portfolio, global customer relationships and engineering capabilities to EMEA and APAC Leadership Added new CTO Nick Lambourne who’s leading the engineering restructuring to improve product quality, accountability and delivery Balance Sheet Simplified capital structure, with additional liquidity from Nokia payments received after quarter - end Current Priorities Executing the integration & product roadmap, supporting customers & pursuing growth across both businesses 3

Inseego North America | Historical Inseego Business Financial Info The following information is the historical baseline and 2026 year - to - date quarterly actuals for the Inseego North America business and does not include any of the acquired FastMile business results. 4 Note: Non - GAAP gross margin and Adjusted EBITDA are non - GAAP measures; see the appendix for reconciliations. QUARTERLY ANNUAL ($ in millions) Q3 2026 Q2 2026 Q1 2026 2025 2024 $33.3 $44.0 $34.3 $166.2 $191.2 Revenue 34.0% 34.4% 48.9% 42.9% 36.0% Gross Margin (non - GAAP) ($1.0) $0.5 $1.8 $20.1 $20.5 Adjusted EBITDA (non - GAAP) 2026 CONTEXT Carrier ordering shaped quarterly results: Q2 2026 benefited from a large FWA purchase by our newest US Tier 1 carrier customer. Q3 2026 Mobile Revenue increased as carriers purchased ahead of anticipated memory price increases, while FWA reflected low shipments to our largest customer and lower orders from our newest carrier following its Q2 2026 outsized purchase. Q3 2026 EARNINGS RESULTS

Q3 2026 EARNINGS RESULTS

Inseego & Nokia | Compelling Strategic Partnership

Global reach, a residential FWA portfolio and an ongoing Nokia partnership following the Oct 1, 2026 completion of Inseego's acquisition of Nokia's FastMile global FWA business



Inseego CEO Juho Sarvikas and Nokia CEO Justin Hotard

Commercial collaboration
Pursuing FWA opportunities across Nokia's global operator relationships

Joint market development
Exploring opportunities in consumer and enterprise wireless broadband

Technology collaboration
Exploring joint innovation in wireless edge connectivity and carrier 5G monetization

Transition support
First-year operating support as Inseego integrates the acquired FastMile FWA business

TRANSACTION TERMS

~11%
Nokia ownership of Inseego (~1.9m shares; excludes ~0.8m warrants at $4.26)

$10m
Cash equity investment in Inseego (Oct 1, 2026)

$10m
Cash engineering support payment from Nokia for first-year technology collaboration (paid Oct 15, 2026)

Up to $38m
Nokia's first-year support for the acquired FastMile business (capped & conditional)

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Q3 2026 EARNINGS RESULTS

Acquired FastMile Business | Selected Historical Financial Info

Following are selected pre-acquisition standalone results of Nokia's FastMile FWA business that is being provided for informational and comparative purposes

	ANNUAL		QUARTERLY		
$ in millions	2024	2025	Q4 2025	Q1 2026	Q2 2026
Revenue	$151.9	$326.6	$68.9	$51.6	$42.6
Gross Margin	12.1%	9.0%	7.5%	9.2%	3.6%

PRO FORMA CONTEXT

Historical revenue of the acquired FastMile FWA business reflects the scale of the business's products and operator relationships.

NOTE: Historical pro forma information, the figures were derived from the carve-out statements of revenues and direct expenses of Nokia's FWA business prepared before the October 1, 2026 acquisition; they are unaudited, were not prepared on Inseego's accounting basis, and are not indicative of future results.

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Q3 2026 Financial Results | In Line With Guidance KEY TAKEAWAY 7 Revenue came in above the midpoint of guidance and Adjusted EBITDA at the high end of the guided range, as laid out on our Q2 2026 earnings call in August. Q3 2026 (INSEEGO NORTH AMERICA ONLY) $ in millions RESULTS Reported: Nov 4, 2026 GUIDANCE Issued: Aug 5, 2026 $33.3m $28.0m – $35.0m Total Revenue ($1.0m) ($2.0m) – ($1.0m) Adjusted EBITDA* (3%) (7%) – (3%) Implied Adjusted EBITDA margin * Adjusted EBITDA is a non - GAAP financial measure; see the appendix for a reconciliation to the most directly comparable GAAP measure. Q3 2026 EARNINGS RESULTS

Q3 2026 Results | Selected Financial Highlights Carrier ordering shaped revenue, while lower operating expenses helped offset gross margin pressure 8 • Mobile Solutions revenue of $19.1m, up 11% sequentially , supported by carrier purchases ahead of anticipated memory price increases and supply constraints • New premium - tier MiFi® award with a Tier - 1 U.S. carrier for the first - responder market, a market - share gain for our mobile business • Non - GAAP operating expenses* of $12.4m , excluding D&A, down from $14.6m in Q2 2026 • Cash of $6.6m at September 30, 2026, with additional liquidity from Nokia payments received in October * Non - GAAP financial measure; see the appendix for a reconciliation to the most directly comparable GAAP measure. Q3 2026 EARNINGS RESULTS

Q3 2026 Results | Selected Business Highlights Progress across engineering leadership, products and software during the quarter 9 • Completed the acquisition of Nokia’s FastMile Fixed Wireless Access business (“FastMile”), see next slide. • Selected by a Tier - 1 Carrier to provide a ruggedized, high - powered premium - tier MiFi , with shipments expected to begin in mid 2027. • Introduced intelligent multi - WAN control software for its portfolio of SD - WAN appliances, making resilient connectivity across multiple broadband sources simpler and more accessible for operators and their customers. The capability provides intelligent traffic handling across outdoor 5G receivers, low Earth orbit satellite terminals, fiber, other wired broadband connections, and integrated cellular WAN links. • Achieved CMMC Certification for Inseego Subscribe , enabling service providers to support U.S. Government Customers. • Reduced head count and contractor spend in October 2026 , anticipated to reduce spend by $8m annually. • Announced Nick Lambourne as Chief Technology Officer , leading the Company’s global engineering organization. Nick has deep cellular expertise and experience across hardware, software, cloud, and international engineering operations. Q3 2026 EARNINGS RESULTS

FastMile FWA Acquisition | Expanded Portfolio & Global Reach 10 • Broader FWA portfolio: Acquisition from Nokia completed on Oct 1, 2026 adding indoor, outdoor and millimeter - wave solutions for residential and business connectivity. • Expanded global reach: Adds established carrier relationships across Europe, the Middle East, Asia and Oceania. • Stronger engineering capabilities: Expands global engineering and customer support, including an international headquarters in Amsterdam and a development center in Athens. • Ongoing Nokia partnership: Includes FWA opportunity referrals, first - year operating support and technology collaboration. • Financial support: Nokia invested $10m in cash for equity ownership of Inseego, and provided a $10m engineering payment supporting Inseego’s first - year US engineering and interoperability work, in addition to up to $38m in payments in support of the acquired FWA business first - year operations. Q3 2026 EARNINGS RESULTS

Q3 2026 EARNINGS RESULTS

Q4 2026 Guidance | Total Company (Inseego North America + FastMile)

On Inseego's Q3 2026 Earnings Call on Nov 4, 2026, the Company provided the following Q4 2026 guidance that includes Revenue outlook for Inseego North America and the acquired FastMile FWA business, along with Total Revenue and Total Adjusted EBITDA guidance for the Company:

$ in millions	Q4 2026 GUIDANCE* (INSEEGO NORTH AMERICA + FASTMILE) ISSUED: NOV 4, 2026
Inseego North America	$21m – $25m
FastMile FWA (acquired from Nokia)	$35m – $40m
Total Company Revenue	**$56m – $65m**
Total Adj. EBITDA	**$0m – $2m**

NOTE: Q4 2026 Adjusted EBITDA guidance reflects lower capitalization of internal-use software development costs, consistent with Nokia's treatment of the acquired FWA business. On a comparable basis, Q4 2025 Adjusted EBITDA would have been approximately $3.9 million, or 8% of Revenue, versus the $6.0 million, or 12.4%, as reported. Software capitalization is expected to continue, albeit at lower levels.

* Q4 2026 Adj. EBITDA guidance includes expected $12m–14m in contra expense from Nokia for FastMile support; current company guidance updates and supersedes any and all prior issued guidance.

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APPENDIX I INSEEGO NORTH AMERICA Selected Historical Financial Info

35.9 19.7 28.2 33.7 36.1 22.0 31.7 23.3 12.2 12.0 12.0 12.2 12.3 12.3 12.3 10.0 48.1 31.7 40.2 45.9 48.4 34.3 44.0 33.3 Q4 2024 Q1 2025 Q2 2025 Product Revenue Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Software Services & Other Revenue 13 PRODUCT SOFTWARE SERVICES & OTHER Total Revenue | Continued Contribution From Software & Services Q3 2026 EARNINGS RESULTS ($ millions)

25.5 17.8 13.7 16.0 20.4 16.7 17.3 19.1 10.4 14.5 17.6 15.7 5.3 14.4 19.7 1.9 4.2 FWA 35.9 28.2 33.7 36.1 22.0 31.7 23.3 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Mobile Solutions Revenue Fixed Wireless Access Solutions Revenue 14 MOBILE Product Revenue | Mobile Growth, FWA Reflects Carrier Ordering Dynamics Q3 2026 EARNINGS RESULTS ($ millions)

75% 62% 70% 73% 75% 64% 72% 70% 25% 38% 30% 27% 25% 36% 28% 30% Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 2026 2026 2026 2025 2025 2025 2025 2024 Product Revenue Software Services & Other Revenue 15 PRODUCT SOFTWARE SERVICES & OTHER Product & Services Portfolio | High - Value Software Services Contribution Q3 2026 EARNINGS RESULTS

3.4 3.5 4.8 4.3 3.9 8% 3.7 3.5 11% 9% 11% 9% 4.3 13% 9% 11% Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2024 2025 2025 2025 2025 2026 2026 2026 4.3 4.6 4.6 5.3 5.6 5.0 4.9 11% 5.3 13% 11% 10% 11% 16% 11% 15% Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2024 2025 2025 2025 2025 2026 2026 2026 Sales & Marketing (non - GAAP) Research & Development (non - GAAP) General & Administrative (non - GAAP) Operating Expense / Revenue ratio NOTE: These OpEx categories do not include depreciation & amortization expense as that is reported in its own line item. 3.8 3.8 16 5.1 4.0 8% 3.7 12% 9% 9% 4.0 10% 5.0 13% 12% 5.7 15% Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2024 2025 2025 2025 2025 2026 2026 2026 Operating Expense | Aligning Costs with Revenue Q3 2026 EARNINGS RESULTS ($ millions)

NON - GAAP NUMBERS Reconciliations to GAAP Financials APPENDIX II

($ thousands) 18 GAAP Share - based compensation expense Impairment of Capitalized Software Non - recurring transaction - related costs Non - GAAP $ 33,263 $ - - $ $ 33,263 Revenues 21,965 3 - 209 22,177 Cost of revenues $ 11,298 $ 11,086 Gross Margin 34.0% 33.3% Gross Margin % 4,893 12 - 209 5,114 Operating costs and expenses: Research and development 3,954 132 - 475 4,561 Sales and marketing 3,500 1,263 - 1,399 6,162 General and administrative 2,422 - - - - - 2,422 - Depreciation and amortization Impairment of cap software $ 14,769 1,407 $ - $ 2,083 $ $ 18,259 Total operating costs & expenses Gross Margin & OpEx | Three Months Ended September 30, 2026 Q3 2026 EARNINGS RESULTS – GAAP TO NON - GAAP RECONCILIATION

Gross Margin & OpEx | Three Months Ended June 30, 2026 Q3 2026 EARNINGS RESULTS – GAAP TO NON - GAAP RECONCILIATION Non - recurring transaction - related Impairment of Capitalized Share - based compensation Non - GAAP costs Software expense ($ thousands) GAAP $ 43,984 - $ - $ - $ Revenues $ 43,984 28,843 14 - 281 Cost of revenues 29,138 $ 15,141 Gross Margin $ 14,846 34.4% Gross Margin % 33.8% 5,022 24 - 255 Operating costs and expenses: Research and development 5,301 5,704 79 - 658 Sales and marketing 6,441 3,916 1,985 - 1,855 7,756 General and administrative 2,243 - - - 2,243 Depreciation and amortization - - 341 - 341 Impairment of cap software $ 16,885 2,088 $ $ 341 2,768 $ $ 22,082 Total operating costs & expenses 19

($ thousands) 20 GAAP Share - based compensation expense Non - recurring transaction - related costs Non - GAAP $ 34,338 - $ - $ $ 34,338 Revenues 17,560 - 181 17,741 Cost of revenues $ 16,778 $ 16,597 Gross Margin 48.9% 48.3% Gross Margin % 5,595 - 215 5,810 Operating costs and expenses: Research and development 5,105 - 517 5,622 Sales and marketing 4,346 1,200 1,391 6,937 General and administrative 1,794 - - 1,794 Depreciation and amortization $ 16,840 1,200 $ 2,123 $ $ 20,163 Total operating costs & expenses Gross Margin & OpEx | Three Months Ended March 31, 2026 Q3 2026 EARNINGS RESULTS – GAAP TO NON - GAAP RECONCILIATION

March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 September 30, 2026 ($ thousands) (1,170) $ 507 $ 1,432 $ 469 $ (4,536) $ (8,438) $ (8,103) $ GAAP Income (loss) from continuing operations 1,601 1,654 1,850 2,335 2,304 3,049 2,292 Share - based compensation expense 384 - - - - 341 - Impairment of capitalized software - - (443) - - - - Gain on early lease termination 316 - - - - - - Purchased intangibles amortization - - - - 1,200 2,102 1,410 Non - recurring transaction - related costs 1,131 2,161 2,839 2,804 (1,032) (2,946) (4,401) Non - GAAP net income (loss) 1,782 1,792 2,189 2,368 1,813 2,265 2,459 Depreciation and amortization 1,026 933 885 927 1,061 1,210 918 Interest expense (303) (182) (126) (126) (125) (43) (28) Other (income) expense, net 23 22 (36) 35 34 35 40 Income tax provision (benefit) 3,659 $ 4,726 $ 5,751 $ 6,008 $ 1,751 $ 521 $ (1,012) $ Adjusted EBITDA Three Months Ended Q3 2026 EARNINGS RESULTS – GAAP TO NON - GAAP RECONCILIATION 21 GAAP Income (Loss) From Continuing Operations to Adjusted EBITDA

Gross Margin & OpEx | Year Ended December 31, 2025 Q3 2026 EARNINGS RESULTS – GAAP TO NON - GAAP RECONCILIATION Non - GAAP Purchased intangibles amortization Gain on Early Lease Termination Debt Restructuring Costs Impairment of Capitalized Software Share - based compensation expense ($ thousands) GAAP $ - $ - $ - $ - $ 166,188 - $ $ 166,188 Revenues - - - - 94,817 375 95,192 Cost of revenues $ 71,371 $ 70,996 Gross Margin 42.9% 42.7% Gross Margin % Operating costs and expenses: 18,778 - - - - 1,023 19,801 Research and development 16,574 - - - - 824 17,398 Sales and marketing 15,986 - (443) - - 5,218 20,761 General and administrative 8,020 316 - - - - 8,336 Depreciation and amortization - - - - 384 - 384 Impairment of cap software $ 59,358 $ 316 (443) $ - $ $ 384 7,065 $ $ 66,680 Total operating costs & expenses 22

Year Ended 23 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 December 31, 2025 ($ thousands) $ (1,170) $ 507 $ 1,432 $ 469 $ 1,238 Income (loss) from continuing operations 23 22 (36) 35 44 Income tax provision (benefit) 1,026 933 885 927 3,771 Interest expense, net (303) (182) (126) (126) (737) Other (income) expense, net 2,098 1,792 2,189 2,368 8,447 Depreciation and amortization 1,601 1,654 1,850 2,335 7,440 Share - based compensation expense - - (443) - (443) Gain on Early Lease Termination 384 - - - 384 Impairment of capitalized software 3,659 4,726 5,751 6,008 20,144 Adjusted EBITDA from continuing operations Three Months Ended Adjusted EBITDA | Year Ended December 31, 2025 Q3 2026 EARNINGS RESULTS – GAAP TO NON - GAAP RECONCILIATION

Non - GAAP Purchased intangibles amortization ROU Asset Impairment Debt Restructuring Costs Impairment of Capitalized Software Share - based compensation expense ($ thousands) GAAP $ - $ - $ - $ - $ 191,244 $ - $ 191,244 Revenues - - - - 122,321 126 122,447 Cost of revenues $ 68,923 $ 68,797 Gross Margin 36.0% 36.0% Gross Margin % Operating costs and expenses: 19,905 - - - - 691 20,596 Research and development 15,522 - - - - 429 15,951 Sales and marketing 13,203 - 138 1,322 - 2,577 17,240 General and administrative 11,048 1,320 - - - - 12,368 Depreciation and amortization - - - - 927 - 927 Impairment of cap software $ 59,678 $ 1,320 $ 138 $ 1,322 $ 927 $ 3,697 $ 67,082 Total operating costs & expenses Gross Margin & OpEx | Year Ended December 31, 2024 24 Q3 2026 EARNINGS RESULTS – GAAP TO NON - GAAP RECONCILIATION

Year Ended 25 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 December 31, 2024 ($ thousands) $ (5,516) $ 79 $ 7,543 $ (16,475) $ (14,369) Income (loss) from continuing operations 17 118 36 518 689 Income tax provision (benefit) 2,179 1,776 5,731 1,220 10,906 Interest expense, net — 788 — - 788 Loss on extinguishment of revolving credit facility — (1,324) (12,366) 16,541 2,851 (Gain) loss on debt restructurings, net 375 417 72 (14) 850 Other (income) expense, net 3,337 3,691 3,193 2,308 12,529 Depreciation and amortization 687 834 1,193 1,109 3,823 Share - based compensation expense — 452 669 201 1,322 Debt restructuring costs — — 139 — 139 Impairment of operating lease right - of - use asset 420 — 507 — 927 Impairment of capitalized software 1,499 6,831 6,717 5,408 20,455 Adjusted EBITDA from continuing operations Three Months Ended Adjusted EBITDA | Year Ended December 31, 2024 Q3 2026 EARNINGS RESULTS – GAAP TO NON - GAAP RECONCILIATION

Forward - Looking Statements Some of the information presented in this presentation may constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In this context, forward - looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results . The information presented in this presentation related to our financial guidance, future business outlook, the future demand for our products, and other statements that are not purely historical facts are forward - looking . These forward - looking statements are based on management’s current expectations, assumptions, estimates, and projections . They are subject to significant risks and uncertainties that could cause results to differ materially from those anticipated in such forward - looking statements . We, therefore, cannot guarantee future results, performance, or achievements . Actual results could differ materially from our expectations . Factors that could cause actual results to differ materially from the Company’s expectations include : (1) the Company’s dependence on a small number of customers for a substantial portion of our revenues ; (2) the future demand for wireless broadband access to data and device management software and services and our ability to accurately forecast ; (3) the growth of wireless wide - area networking and device management software and services ; (4) customer and end - user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings ; (5) our ability to develop sales channels and to onboard channel partners ; (6) increased competition and pricing pressure from participants in the markets in which the Company is engaged ; (7) dependence on third - party manufacturers and key component suppliers worldwide ; (8) the impact of fluctuations of foreign currency exchange rates ; (9) the impact of supply chain challenges on our ability to source components and manufacture our products ; (10) unexpected liabilities or expenses ; (11) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5 G products at the speed and functionality required by our customers ; (12) litigation, regulatory and IP developments related to our products or components of our products ; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations ; (14) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters, and cost containment initiatives, including restructuring activities and the timing of their implementations ; (15) the impact of rising global memory or other component prices and related supply chain disruptions ; (16) the impact of high rates of inflation and rising interest rates, (17) the impact of import tariffs on our materials and products, and (18) the impact of geopolitical instability on our business . Additionally, in connection with Inseego’s acquisition of Nokia’s Fixed Wireless Access (“FastMile”) business, factors that may cause actual results to differ materially from current expectations include, but are not limited to : (1) the ability to recognize the anticipated benefits of the acquisition, which may be affected by, among other things, the potential loss of customers and/or employees of the FastMile business, competition, and/or the ability of Inseego to grow and manage growth profitably ; (2) the risk that Inseego will not be able to integrate the FastMile business successfully ; (3) the risk that costs savings and other anticipated synergies from the acquisition may not be realized when expected, or at all ; (4) the diversion of Inseego’s management’s time on issues related to the acquisition . These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www . sec . gov), could cause results to differ materially from those expressed in the Company’s forward - looking statements . The Company assumes no obligation to update publicly any forward - looking statements, even if new information becomes available or other events occur in the future, except as otherwise required under applicable law and our ongoing reporting obligations under the Securities Exchange Act of 1934 , as amended . 26 Disclaimers

Non - GAAP Financial Measures Inseego Corp . has provided financial information in this presentation that has not been prepared in accordance with GAAP . Non - GAAP net income (loss) and non - GAAP net income (loss) per share, for example, exclude the impact of share - based compensation expense, impairment of capitalized software, amortization of intangible assets purchased through acquisitions, non - recurring transaction - related costs, and other non - recurring gains and losses . Adjusted EBITDA, in addition to those items excluded from non - GAAP net income (loss), excludes all interest expense, taxes, depreciation, amortization, and other non - operating income/expense . Non - GAAP net income (loss), non - GAAP net income (loss) per share, and Adjusted EBITDA are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP . These non - GAAP financial measures have limitations as an analytical tool . They are not intended to be used in isolation or as a substitute for cost of revenues, operating expenses, net income (loss), net income (loss) per share or any other performance measure determined in accordance with GAAP . We present these non - GAAP financial measures because we consider them to be important supplemental performance measures . We use these non - GAAP financial measures to make operational decisions, evaluate our performance, prepare forecasts and determine compensation . Further, management and investors benefit from referring to these non - GAAP financial measures in assessing our performance when planning, forecasting and analyzing future periods . Share - based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in our stock price, stock market volatility, expected option term and risk - free interest rates, all of which are difficult to estimate . In calculating non - GAAP financial measures, we exclude certain non - cash and one - time items to facilitate comparability of our operating performance on a period - to - period basis because such expenses are not, in our view, related to our ongoing operational performance . We use this view of our operating performance to compare it with the business plan and individual operating budgets and in the allocation of resources . We believe that these non - GAAP financial measures are helpful to investors in providing greater transparency to the information used by management in its operational decision - making . The Company believes that using these non - GAAP financial measures also facilitates comparing our underlying operating performance with other companies in our industry, which use similar non - GAAP financial measures to supplement their GAAP results . In the future, we expect to continue to incur expenses similar to the non - GAAP adjustments described above, and the exclusion of these items in the presentation of our non - GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent, or non - recurring . Investors and potential investors are cautioned that material limitations are associated with using non - GAAP financial measures as an analytical tool . The limitations of relying on non - GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non - GAAP financial measures differently than we do, limiting their usefulness as a comparative tool . Investors and potential investors are encouraged to review the reconciliation of our non - GAAP financial measures in this presentation with our GAAP financial results . Market Data and Statistics This presentation includes statistical and other industry and market data that Inseego obtained from industry publications and research, surveys, studies, and other similar third - party sources, as well as Inseego’s estimates based on such data and on Inseego’s internal sources . Such data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates . Inseego believes that the information from these third - party sources is reliable ; however, Inseego has not independently verified them, makes no representation as to their accuracy or completeness, and does not undertake to update the data from such sources after the date of this presentation . Trademarks This presentation contains trademarks, service marks, trade names, and copyrights of Inseego and third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, or copyrights in this presentation is not intended to, and does not imply, a relationship with Inseego, or an endorsement or sponsorship by or of Inseego . 27 Disclaimers (continued)

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